SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 23, 2004



             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



      MARYLAND                     333-106838                     80-0067704
------------------                ------------                   --------------
(State of Organization)       (Commission File No.)              (IRS Employer
                                                                 Identification
                                                                  Number)




                         50 Rockefeller Plaza, 2nd Floor
                               New York, NY 10020
                               ------------------
                    (Address of principal executive offices)


                                 (212) 492-1100
                                 --------------
                         (Registrant's telephone number,
                              including area code)

Items 1- 6, 8, 10-12.  None

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1 Press release dated March 23, 2004 announcing the declaration of dividends to shareholders.

Item 9.  Regulation FD Disclosure

     On March 23, 2004, the registrant announced that its board of directors had declared a dividend in the amount of $0.001236 per share per day that an investor was a shareholder of record, payable on April 15, 2004.

SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED



                                                  By:/s/  Gordon F. DuGan
                                                     ----------------------
                                                          Gordon F. DuGan





Date:  March 24, 2004